File Nos. 333-13185; 811-7839
                                             Rule 497(e)




                                CONSECO FUND GROUP
                                  CLASS Y SHARES
                          SUPPLEMENT DATED MAY 28, 1997
                       TO PROSPECTUS DATED JANUARY 2, 1997



         The second paragraph under the section entitled How to Buy Shares on page 13 has been modified to clarify the definition of institutional investors and to add a definition of qualifying individual investors. The paragraph now reads as follows:

               In order to buy class Y shares you must qualify as an institutional investor or a qualifying individual investor. Institutional investors may include, but are not limited to, the following: (i) tax qualified retirement plans which have
         (a) at least $10 million in plan assets, or (b) have 250 or more employees eligible to participate at the time of purchase,
         (ii) banks and insurance companies purchasing shares for their own account, (iii) investment companies not affiliated with the Adviser, (iv) tax-qualified retirement plans of the Adviser or b r o ker-dealer wholesalers and their affiliates, or (v) endowments, foundations and other charitable organizations. A qualifying individual investor is an investor who is a client of the Adviser and is making a purchase of over $500,000 or whose purchase together with his current holdings of Class Y shares exceeds $500,000.




















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